Exhibit 99.5


                                PLEDGE AGREEMENT


                  PLEDGE AGREEMENT (as amended, modified, restated and/or supplemented from time to time, this "Agreement"), dated as of December 21, 2004, among each of the undersigned pledgors (each, a "Pledgor" and, together with any other entity that becomes a pledgor hereunder pursuant to Section 30 hereof, the "Pledgors") and HSBC Bank USA, National Association, as collateral agent (the "Second-Lien Collateral Agent" together with any successor collateral agent, the "Pledgee"), for the benefit of the Secured Creditors (as defined below). Except as otherwise defined herein, all capitalized terms used herein and defined in the Second-Lien Note Indenture (as defined below) shall be used herein as therein defined.

                             W I T N E S S E T H :


                  WHEREAS, RCN Corporation (the "Borrower") and HSBC Bank USA, National Association, as trustee (together with any successor trustee, the "Second-Lien Trustee"), have entered into an Indenture, dated as of December 21, 2004 (as amended, modified, restated and/or supplemented from time to time, the "Second-Lien Note Indenture"), providing for the issuance of Notes ("Second-Lien Notes") by the Borrower, all as contemplated therein (the holders of Second-Lien Notes from time to time (the "Noteholders"), the Second-Lien Collateral Agent, the Second-Lien Trustee and the Pledgee are herein called the "Secured Creditors");

                  WHEREAS, pursuant to the Guarantee Agreement, each Guarantor has jointly and severally guaranteed to the Secured Creditors the payment when due of all Guaranteed Obligations as described therein;

                  WHEREAS, it is a condition precedent to the issuance of Second-Lien Notes by the Borrower under the Second-Lien Note Indenture that each Pledgor shall have executed and delivered to the Pledgee this Agreement; and

                  WHEREAS, the Borrower, various financial institutions from time to time party thereto and Deutsche Bank AG Cayman Islands Branch, as administrative agent and collateral agent (in such capacity, the "First-Lien Collateral Agent"), have entered into a credit agreement, dated as of the date hereof (as amended, restated, modified, extended, renewed, replaced, supplemented, restructured and/or refinanced from time to time, the "First-Lien Credit Agreement");

                  WHEREAS, each Pledgor will obtain benefits from the issuance of Second-Lien Notes by the Borrower and, accordingly, desires to execute this Agreement in order to satisfy the condition described in the second preceding paragraph; and

                  WHEREAS, each Pledgor is concurrently granting to the First-Lien Collateral Agent, for the benefit of the holders of obligations under the First-Lien Credit Agreement, a first priority security interest in the Collateral (it being understood that the relative rights and priorities of the grantees in respect of the Collateral are governed by the Intercreditor Agreement, dated as of the date hereof (as amended, restated, supplemented or otherwise modified from time to time, the "Intercreditor Agreement"), among the Borrower, the First-Lien Collateral Agent, the Second-Lien Collateral Agent and certain other persons party or that may become party thereto from time to time);

                  NOW, THEREFORE, in consideration of the foregoing and other benefits accruing to each Pledgor, the receipt and sufficiency of which are hereby acknowledged, each Pledgor hereby makes the following representations and warranties to the Pledgee for the benefit of the Secured Creditors and hereby covenants and agrees with the Pledgee for the benefit of the Secured Creditors as follows:

                  1. SECURITY FOR OBLIGATIONS. This Agreement is made by each Pledgor for the benefit of the Secured Creditors to secure:

                        (i) the full and prompt payment when due (whether at stated maturity, by acceleration or otherwise) of all obligations, liabilities and indebtedness (including, without limitation, principal, premium, interest (including, without limitation, all interest that accrues after the commencement of any case, proceeding or other action relating to the bankruptcy, insolvency, reorganization or similar proceeding of any Pledgor or any Subsidiary thereof at the rate provided for in the respective documentation, whether or not a claim for post-petition interest is allowed in any such proceeding), fees, costs and indemnities) of such Pledgor owing to the Secured Creditors, whether now existing or hereafter incurred under, arising out of, or in connection with, the Second-Lien Note Indenture and the other Second-Lien Note Documents to which such Pledgor is a party (including, in the case of each Pledgor that is a Guarantor, all such obligations, liabilities and indebtedness of such Pledgor under its Guarantee Agreement) and the due performance and compliance by such Pledgor with all of the terms, conditions and agreements contained in the Second-Lien Note Indenture and in such other Second-Lien Note Documents (all such obligations, liabilities and indebtedness under this clause (i), entitled to the benefits of this Agreement being herein collectively called the "Second-Lien Note Document Obligations");

                        (ii) any and all sums advanced by the Pledgee in order to preserve the Collateral (as hereinafter defined) or preserve its security interest in the Collateral;

                        (iii) in the event of any proceeding for the collection or enforcement of any indebtedness, obligations or liabilities of such Pledgor referred to in clause (i) above, after an Event of Default shall have occurred and be continuing, the reasonable expenses of retaking, holding, preparing for sale or lease, selling or otherwise disposing of or realizing on the Collateral, or of any exercise by the Pledgee of its rights hereunder, together with reasonable attorneys' fees and court costs;

                        (iv) all amounts paid by any Indemnitee as to which such Indemnitee has the right to reimbursement under Section 11 of this Agreement; and

                        (v) all amounts owing to the Second-Lien Collateral Agent or any other agent under the Second-Lien Note Indenture or any of their agents or affiliates pursuant to any of the Second-Lien Note Documents in their capacity as such;

all such obligations, liabilities, indebtedness, sums and expenses set forth in clauses (i) through (v) of this Section 1 being herein collectively called the "Obligations", it being acknowledged and agreed that the "Obligations" shall include extensions of credit of the types described above, whether outstanding on the date of this Agreement or extended from time to time after the date of this Agreement.

                  2. DEFINITIONS. (a) Unless otherwise defined herein, all capitalized terms used herein and defined in the Second-Lien Note Indenture shall be used herein as therein defined. Reference to singular terms shall include the plural and vice versa.

                  (b) The following capitalized terms used herein shall have the definitions specified below:

                  "Adverse Claim" shall have the meaning given such term in
Section 8-102(a)(1) of the UCC.

                  "Agreement" shall have the meaning set forth in the first paragraph hereof.

                  "Borrower" shall have the meaning set forth in the recitals hereto.

                  "Certificated Security" shall have the meaning given such term in Section 8-102(a)(4) of the UCC.

                  "Clearing Corporation" shall have the meaning given such term in Section 8-102(a)(5) of the UCC.

                  "Collateral" shall have the meaning set forth in Section 3.1 hereof.

                  "Collateral Accounts" shall mean any and all accounts established and maintained by the Pledgee in the name of any Pledgor to which Collateral may be credited.

                  "Collateral Agent Action" shall have the meaning provided in
Section 33(h) hereof.

                  "Credit Party" shall mean the Borrower and each Guarantor.

                  "Domestic Corporation" shall mean any corporation or similar entity organized under the laws of the United States or any State or territory thereof or the District of Columbia.

                   "Event of Default" shall mean any Event of Default under, and as defined in, the Second-Lien Note Indenture and shall in any event include, without limitation, any payment default on any of the Obligations after the expiration of any applicable grace period.

                  "Exempted Foreign Entity" shall mean any Foreign Corporation and any limited liability company organized under the laws of a jurisdiction other than the United States or any State or Territory thereof that, in any such case, is treated as a corporation or an association taxable as a corporation for U.S. Federal income tax purposes.

                  "Financial Asset" shall have the meaning given such term in
Section 8-102(a)(9) of the UCC.

                  "First-Lien Collateral Agent" has the meaning given such term in the Recitals hereto.

                  "Foreign Corporation" shall mean any corporation or similar entity organized under the laws of any jurisdiction other than the United States or any State or territory thereof or the District of Columbia.

                  "Indemnitees" shall have the meaning set forth in Section 11 hereof.

                  "Instrument" shall have the meaning given such term in
Section 9-102(a)(47) of the UCC.

                  "Intercreditor Agreement" has the meaning given such term in the Recitals hereto.

                  "Investment Property" shall have the meaning given such term in Section 9-102(a)(49) of the UCC.

                  "Limited Liability Company Assets" shall mean all assets, whether tangible or intangible and whether real, personal or mixed (including, without limitation, all limited liability company capital and interest in other limited liability companies), at any time owned by any Pledgor or represented by any Limited Liability Company Interest.

                  "Limited Liability Company Interests" shall mean the entire limited liability company membership interest at any time owned by any Pledgor in any limited liability company.

                  "Location" of any Pledgor has the meaning given such term in
Section 9-307 of the UCC.

                  "Majority Noteholders" shall mean the holders of not less than a majority in aggregate principal amount of the Second-Lien Notes at the time outstanding (as determined in accordance with Section 9.4 of the Second-Lien Note Indenture).

                  "Non-Voting Equity Interests" shall mean all Equity Interests of any Person which are not Voting Equity Interests.

                  "Noteholders" shall have the meaning set forth in the recitals hereto.

                  "Notes" shall mean all promissory notes, including all intercompany notes at any time issued to any Pledgor.

                   "Obligations" shall have the meaning set forth in Section 1 hereof.

                  "Partnership Assets" shall mean all assets, whether tangible or intangible and whether real, personal or mixed (including, without limitation, all partnership capital and interest in other partnerships), at any time owned by any Pledgor or represented by any Partnership Interest.

                  "Partnership Interest" shall mean the entire general partnership interest or limited partnership interest at any time owned by any Pledgor in any general partnership or limited partnership.

                  "Pledged Notes" shall mean all Notes at any time pledged or required to be pledged hereunder.

                  "Pledgee" shall have the meaning set forth in the first paragraph hereof.

                  "Pledgor" shall have the meaning set forth in the first paragraph hereof.

                  "Proceeds" shall have the meaning given such term in Section 9-102(a)(64) of the UCC.

                  "Registered Organization" shall have the meaning given such term in Section 9-102(a)(70) of the UCC.

                  "Second-Lien Collateral Agent" shall have the meaning set forth in the recitals hereto.

                  "Second-Lien Note Documents" shall mean the "Transaction Documents" as defined in the Second-Lien Note Indenture.

                  "Second-Lien Note Document Obligations" shall have the meaning set forth in Section 1(i) hereof.

                  "Second-Lien Note Indenture" shall have the meaning set forth in the recitals hereto.

                  "Second-Lien Trustee" shall have the meaning set forth in the recitals hereto.

                  "Secured Creditors" shall have the meaning set forth in the recitals hereto.

                  "Secured Debt Agreements" shall mean and includes this Agreement and the other Second-Lien Note Documents.

                  "Securities Account" shall have the meaning given such term in Section 8-501(a) of the UCC.

                  "Securities Act" shall mean the Securities Act of 1933, as amended, as in effect from time to time.

                  "Securities Intermediary" shall have the meaning given such term in Section 8-102(14) of the UCC.

                  "Security" and "Securities" shall have the meaning given such term in Section 8-102(a)(15) of the UCC and shall in any event also include all Stock and all Notes.

                  "Security Entitlement" shall have the meaning given such term in Section 8-102(a)(17) of the UCC.

                  "Specified Default" shall have the meaning set forth in
Section 5 hereof.

                  "Stock" shall mean all of the issued and outstanding shares of capital stock or similar equity interests of any Domestic Corporation or Foreign Corporation at any time owned by any Pledgor.

                   "Termination Date" shall have the meaning set forth in
Section 20 hereof.

                  "Transmitting Utility" has the meaning given such term in
Section 9-102(a)(80) of the UCC.

                  "UCC" shall mean the Uniform Commercial Code as in effect in the State of New York from time to time; provided that all references herein to specific Sections or subsections of the UCC are references to such Sections or subsections, as the case may be, of the Uniform Commercial Code as in effect in the State of New York on the date hereof.

                  "Uncertificated Security" shall have the meaning given such term in Section 8-102(a)(18) of the UCC.

                  "Voting Equity Interests" of any Person shall mean all classes of Equity Interests of such Person entitled to vote.

                  3. PLEDGE OF SECURITIES, ETC.

                  3.1 Pledge. To secure the Obligations now or hereafter owed or to be performed by such Pledgor (but the rights and remedies between the First-Lien Collateral Agent and the Second-Lien Collateral Agent are subject to the terms of the Intercreditor Agreement), each Pledgor does hereby grant, pledge and assign to the Pledgee for the benefit of the Secured Creditors, and does hereby create a continuing security interest (subject to those Liens permitted to exist with respect to the Collateral pursuant to the terms of all Secured Debt Agreements then in effect) in favor of the Pledgee for the benefit of the Secured Creditors in, all of its right, title and interest in and to the following, whether now existing or hereafter from time to time acquired (collectively, the "Collateral"):

                  (a) each of the Collateral Accounts (to the extent a security interest therein is not created pursuant to the Security Agreement), including any and all assets of whatever type or kind deposited by such Pledgor in any such Collateral Account, whether now owned or hereafter acquired, existing or arising, including, without limitation, all Financial Assets, Investment Property, monies, checks, drafts, Instruments, Securities or interests therein of any type or nature deposited or required by the Second-Lien Note Indenture or any other Secured Debt Agreement to be deposited in such Collateral Account, and all investments and all certificates and other Instruments (including depository receipts, if any) from time to time representing or evidencing the same, and all dividends, interest, distributions, cash and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the foregoing;

                  (b) all Securities owned or held by such Pledgor from time to time and all options and warrants owned by such Pledgor from time to time to purchase Securities;

                  (c) all Limited Liability Company Interests owned by such Pledgor from time to time and all of its right, title and interest in each limited liability company to which each such Limited Liability Company Interest relates, whether now existing or hereafter acquired, including, without limitation, to the fullest extent permitted under the terms and provisions of the documents and agreements governing such Limited Liability Company Interests and applicable law:

                        (A) all its capital therein and its interest in all
                  profits, income, surpluses, losses, Limited Liability Company Assets and other distributions to which such Pledgor shall at any time be entitled in respect of such Limited Liability Company Interests;

                        (B) all other payments due or to become due to such
                  Pledgor in respect of Limited Liability Company Interests, whether under any limited liability company agreement or otherwise, whether as contractual obligations, damages, insurance proceeds or otherwise;

                        (C) all of its claims, rights, powers, privileges,
                  authority, options, security interests, liens and remedies, if any, under any limited liability company agreement or operating agreement, or at law or otherwise in respect of such Limited Liability Company Interests;

                        (D) all present and future claims, if any, of such
                  Pledgor against any such limited liability company for monies loaned or advanced, for services rendered or otherwise;

                        (E) all of such Pledgor's rights under any limited
                  liability company agreement or operating agreement or at law to exercise and enforce every right, power, remedy, authority, option and privilege of such Pledgor relating to such Limited Liability Company Interests, including any power to terminate, cancel or modify any such limited liability company agreement or operating agreement, to execute any instruments and to take any and all other action on behalf of and in the name of any of such Pledgor in respect of such Limited Liability Company Interests and any such limited liability company, to make determinations, to exercise any election (including, but not limited to, election of remedies) or option or to give or receive any notice, consent, amendment, waiver or approval, together with full power and authority to demand, receive, enforce, collect or receipt for any of the foregoing or for any Limited Liability Company Asset, to enforce or execute any checks, or other instruments or orders, to file any claims and to take any action in connection with any of the foregoing; and

                        (F) all other property hereafter delivered in
                  substitution for or in addition to any of the foregoing, all certificates and instruments representing or evidencing such other property and all cash, securities, interest, dividends, rights and other property at any time and from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all thereof;

                  (d) all Partnership Interests owned by such Pledgor from time to time and all of its right, title and interest in each partnership to which each such Partnership Interest relates, whether now existing or hereafter acquired, including, without limitation, to the fullest extent permitted under the terms and provisions of the documents and agreements governing such Partnership Interests and applicable law:

                        (A) all its capital therein and its interest in all
                  profits, income, surpluses, losses, Partnership Assets and other distributions to which such Pledgor shall at any time be entitled in respect of such Partnership Interests;

                        (B) all other payments due or to become due to such
                  Pledgor in respect of Partnership Interests, whether under any partnership agreement or otherwise, whether as contractual obligations, damages, insurance proceeds or otherwise;

                        (C) all of its claims, rights, powers, privileges,
                  authority, options, security interests, liens and remedies, if any, under any partnership agreement or operating agreement, or at law or otherwise in respect of such Partnership Interests;

                        (D) all present and future claims, if any, of such
                  Pledgor against any such partnership for monies loaned or advanced, for services rendered or otherwise;

                        (E) all of such Pledgor's rights under any partnership
                  agreement or operating agreement or at law to exercise and enforce every right, power, remedy, authority, option and privilege of such Pledgor relating to such Partnership Interests, including any power to terminate, cancel or modify any partnership agreement or operating agreement, to execute any instruments and to take any and all other action on behalf of and in the name of such Pledgor in respect of such Partnership Interests and any such partnership, to make determinations, to exercise any election (including, but not limited to, election of remedies) or option or to give or receive any notice, consent, amendment, waiver or approval, together with full power and authority to demand, receive, enforce, collect or receipt for any of the foregoing or for any Partnership Asset, to enforce or execute any checks, or other instruments or orders, to file any claims and to take any action in connection with any of the foregoing; and

                        (F) all other property hereafter delivered in
                  substitution for or in addition to any of the foregoing, all certificates and instruments representing or evidencing such other property and all cash, securities, interest, dividends, rights and other property at any time and from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all thereof;

                  (e) all Financial Assets and Investment Property owned by such Pledgor from time to time;

                  (f) all Security Entitlements owned by such Pledgor from time to time in any and all of the foregoing; and

                  (g) all Proceeds of any and all of the foregoing.

Notwithstanding anything to the contrary contained herein, no Pledgor shall be required at any time to pledge hereunder (x) to the extent such equity interests are the property of the Pledgor any limited liability company interests of Starpower Communications, LLC for so long as the organizational documents of such entity prohibits the granting of a security interest in such limited liability company interests; provided that a security interest shall attach immediately upon (and the exclusion to this clause (x) shall no longer apply at any time after) the consummation of the Starpower Acquisition, (y) to the extent such equity interests are the property of the Pledgor, any equity interests of Megacable, S.A. de C.V., MCM Holdings, S.A. de C.V. and Megacable Telecommunicaciones, S.A. de C.V. for so long as the organizational documents of such entities prohibits the granting of a security interest in such equity interests; provided that such security interest shall attach immediately when such prohibition is no longer in effect or (z) more than 65% of the Voting Equity Interest of any Foreign Corporation; provided that each Pledgor shall be required to pledge hereunder 100% of any Non-Voting Equity Interest at any time and from time to time acquired by such Pledgor of any Foreign Corporation.

                  3.2 Procedures. (a) To the extent that any Pledgor at any time or from time to time owns, acquires or obtains any right, title or interest in any Collateral, such Collateral shall automatically (and without the taking of any action by such Pledgor) be pledged pursuant to Section 3.1 of this Agreement and, in addition thereto (but subject to the terms of the Intercreditor Agreement), such Pledgor shall (to the extent provided below and not inconsistent with the terms of the Intercreditor Agreement) take the following actions as set forth below (as promptly as practicable and, in any event, within 10 days after it obtains such Collateral) for the benefit of the Pledgee and the other Secured Creditors:

                  (i) with respect to a Certificated Security (other than a Certificated Security credited on the books of a Clearing Corporation or Securities Intermediary), such Pledgor shall physically deliver such Certificated Security to the Pledgee, endorsed to the Pledgee or endorsed in blank;

                  (ii) with respect to an Uncertificated Security (other than an Uncertificated Security credited on the books of a Clearing Corporation or Securities Intermediary), such Pledgor shall cause the issuer of such Uncertificated Security to duly authorize, execute, and deliver to the Pledgee, an agreement for the benefit of the Pledgee and the other Secured Creditors substantially in the form of Annex H hereto (appropriately completed to the satisfaction of the Pledgee and with such modifications, if any, as shall be satisfactory to the Pledgee) pursuant to which such issuer agrees to comply with any and all instructions originated by the Pledgee in accordance with this Agreement without further consent by the registered owner and not to comply with instructions regarding such Uncertificated Security (and any Partnership Interests and Limited Liability Company Interests issued by such issuer) originated by any other Person other than a court of competent jurisdiction;

                  (iii) with respect to a Certificated Security, Uncertificated Security, Partnership Interest or Limited Liability Company Interest credited on the books of a Clearing Corporation or Securities Intermediary (including a Federal Reserve Bank, Participants Trust Company or The Depository Trust Company), such Pledgor shall promptly notify the Pledgee thereof and shall promptly take (x) all actions required (i) to comply with the applicable rules of such Clearing Corporation or Securities Intermediary and (ii) to perfect the security interest of the Pledgee under applicable law (including, in any event, under Sections 9-314(a), (b) and (c), 9-106 and 8-106(d) of the UCC) and (y) such other actions as the Pledgee deems necessary or desirable to effect the foregoing;

                  (iv) with respect to a Partnership Interest or a Limited Liability Company Interest (other than a Partnership Interest or Limited Liability Company Interest credited on the books of a Clearing Corporation or Securities Intermediary), (1) if such Partnership Interest or Limited Liability Company Interest is represented by a certificate and is a Security for purposes of the UCC, the procedure set forth in Section 3.2(a)(i) hereof, and (2) if such Partnership Interest or Limited Liability Company Interest is not represented by a certificate or is not a Security for purposes of the UCC, the procedure set forth in Section 3.2(a)(ii) hereof;

                  (v) with respect to any Note, physical delivery of such Note to the Pledgee, endorsed in blank, or, at the request of the Pledgee, endorsed to the Pledgee; and

                  (vi) with respect to cash proceeds from any of the Collateral described in Section 3.1 hereof, (i) establishment by the Pledgee of a cash account in the name of such Pledgor over which the Pledgee shall have "control" within the meaning of the UCC and at any time any Event of Default is in existence no withdrawals or transfers may be made therefrom by any Person except with the prior written consent of the Pledgee and (ii) deposit of such cash in such cash account.

                  (b) In addition to the actions required to be taken pursuant to Section 3.2(a) hereof, each Pledgor shall take the following additional actions with respect to the Collateral:

                  (i) with respect to all Collateral of such Pledgor whereby or with respect to which the Pledgee may obtain "control" thereof within the meaning of Section 8-106 of the UCC (or under any provision of the UCC as same may be amended or supplemented from time to time, or under the laws of any relevant State other than the State of New York), such Pledgor shall take all actions (to the extent not inconsistent with the Intercreditor Agreement) so that "control" of such Collateral is obtained and at all times held by the Pledgee; and

                  (ii) each Pledgor shall from time to time cause appropriate financing statements (on appropriate forms) under the Uniform Commercial Code as in effect in the various relevant States, covering all Collateral hereunder (with the form of such financing statements to be satisfactory to the Pledgee), to be filed in the relevant filing offices so that at all times the Pledgee's security interest in all Investment Property and other Collateral which can be perfected by the filing of such financing statements (in each case to the maximum extent perfection by filing may be obtained under the laws of the relevant States, including, without limitation, Section 9-312(a) of the UCC) is so perfected.

                  3.3 Subsequently Acquired Collateral. If any Pledgor shall acquire (by purchase, stock dividend, distribution or otherwise) any additional Collateral at any time or from time to time after the date hereof, (i) such Collateral shall automatically (and without any further action being required to be taken) be subject to the pledge and security interests created pursuant to Section 3.1 hereof and, furthermore, such Pledgor will, to the extent not inconsistent with the Intercreditor Agreement, thereafter take (or cause to be taken) all action (as promptly as practicable and, in any event, within 10 days after it obtains such Collateral) with respect to such Collateral in accordance with the procedures set forth in Section 3.2 hereof and the Intercreditor Agreement, and will, to the extent not inconsistent with the Intercreditor Agreement, promptly thereafter deliver to the Pledgee (i) a certificate executed by an authorized officer of such Pledgor describing such Collateral and certifying that the same has been duly pledged in favor of the Pledgee (for the benefit of the Secured Creditors) hereunder and (ii) supplements to Annexes A through G hereto as are necessary to cause such Annexes to be complete and accurate at such time. Notwithstanding the foregoing, no Pledgor shall be required to pledge hereunder the equity interests of any Exempted Foreign Entity.

                  3.4 Transfer Taxes. Each pledge of Collateral under Section
3.1 or Section 3.3 hereof shall be accompanied by any transfer tax stamps required in connection with the pledge of such Collateral.

                  3.5 Certain Representations and Warranties Regarding the Collateral. Each Pledgor represents and warrants that on the date hereof: (i) each Subsidiary of such Pledgor, and the direct ownership thereof, is listed in Annex B hereto; (ii) the Stock (and any warrants or options to purchase Stock) held by such Pledgor consists of the number and type of shares of the stock (or warrants or options to purchase any stock) of the corporations as described in Annex C hereto; (iii) such Stock referenced in clause (ii) of this paragraph constitutes that percentage of the issued and outstanding capital stock of the issuing corporation as is set forth in Annex C hereto; (iv) the Notes held by such Pledgor consist of the promissory notes described in Annex D hereto where such Pledgor is listed as the lender; (v) the Limited Liability Company Interests held by such Pledgor consist of the number and type of interests of the Persons described in Annex E hereto; (vi) each such Limited Liability Company Interest referenced in clause (v) of this paragraph constitutes that percentage of the issued and outstanding equity interest of the issuing Person as set forth in Annex E hereto; (vii) the Partnership Interests held by such Pledgor consist of the number and type of interests of the Persons described in Annex F hereto; (viii) each such Partnership Interest referenced in clause
(viii) of this paragraph constitutes that percentage or portion of the entire partnership interest of the Partnership as set forth in Annex F hereto; (ix) the exact address of each chief executive office of such Pledgor is listed on Annex G hereto; (x) the Pledgor has complied with the respective procedure set forth in Section 3.2(a) hereof with respect to each item of Collateral described in Annexes C through F hereto; and (xi) on the date hereof, such Pledgor owns no other Securities, Stock, Notes, Limited Liability Company Interests or Partnership Interests.

                  4. APPOINTMENT OF SUB-AGENTS; ENDORSEMENTS, ETC. Subject to the terms of the Intercreditor Agreement, the Pledgee shall have the right to appoint one or more sub-agents for the purpose of retaining physical possession of the Collateral, which may be held (in the discretion of the Pledgee) in the name of the relevant Pledgor, endorsed or assigned in blank or in favor of the Pledgee or any nominee or nominees of the Pledgee or a sub-agent appointed by the Pledgee.

                  5. VOTING, ETC., WHILE NO EVENT OF DEFAULT OR SPECIFIED DEFAULT. Unless and until there shall have occurred and be continuing any Event of Default under the Second-Lien Note Indenture or a Default under Section 7.1(a) or 7.1(g) of the Second-Lien Note Indenture (each such Default, a "Specified Default"), each Pledgor shall be entitled to exercise any and all voting and other consensual rights pertaining to the Collateral owned by it, and to give consents, waivers or ratifications in respect thereof; provided that, in each case, no vote shall be cast or any consent, waiver or ratification given or any action taken or omitted to be taken which would violate, result in a breach of any covenant contained in, or be inconsistent with any of the terms of any Secured Debt Agreement, or which could reasonably be expected to have the effect of impairing the value of the Collateral or any part thereof or the position or interests of the Pledgee or any other Secured Creditor in the Collateral, unless expressly permitted by the terms of the Secured Debt Agreements. All such rights of each Pledgor to vote and to give consents, waivers and ratifications shall cease in case an Event of Default has occurred and is continuing, and Section 7 hereof shall become applicable.

                  6. DIVIDENDS AND OTHER DISTRIBUTIONS. Subject to the terms of the Intercreditor Agreement, unless and until there shall have occurred and be continuing an Event of Default, all cash dividends, cash distributions, cash Proceeds and other cash amounts payable in respect of the Collateral shall be paid to the respective Pledgor. The Pledgee shall be entitled to receive directly, and to retain as part of the Collateral:

                  (i) all other or additional stock, notes, certificates, limited liability company interests, partnership interests, instruments or other securities or property (including, but not limited to, cash dividends other than as set forth above) paid or distributed by way of dividend or otherwise in respect of the Collateral;

                  (ii) all other or additional stock, notes, certificates, limited liability company interests, partnership interests, instruments or other securities or property (including, but not limited to, cash (although such cash may be paid directly to the respective Pledgor so long as no Event of Default then exists)) paid or distributed in respect of the Collateral by way of stock-split, spin-off, split-up, reclassification, combination of shares or similar rearrangement; and

                  (iii) all other or additional stock, notes, certificates, limited liability company interests, partnership interests, instruments or other securities or property (including, but not limited to, cash) which may be paid in respect of the Collateral by reason of any consolidation, merger, exchange of stock, conveyance of assets, liquidation or similar corporate or other reorganization.

Except as otherwise provided in the Intercreditor Agreement, nothing contained in this Section 6 shall limit or restrict in any way the Pledgee's right to receive the proceeds of the Collateral in any form in accordance with Section 3 of this Agreement. To the extent not inconsistent with the terms of the Intercreditor Agreement, all dividends, distributions or other payments which are received by any Pledgor contrary to the provisions of this Section 6 or
Section 7 hereof shall be received in trust for the benefit of the Pledgee, shall be segregated from other property or funds of such Pledgor and shall be forthwith paid over to the Pledgee as Collateral in the same form as so received (with any necessary endorsement).

                  7. REMEDIES IN CASE OF AN EVENT OF DEFAULT OR A SPECIFIED DEFAULT. (a) If there shall have occurred and be continuing an Event of Default, then and in every such case, to the extent not inconsistent with the terms of the Intercreditor Agreement, the Pledgee shall be entitled to exercise all of the rights, powers and remedies (whether vested in it by this Agreement, any other Secured Debt Agreement or by law) for the protection and enforcement of its rights in respect of the Collateral, and the Pledgee shall be entitled to exercise all the rights and remedies of a secured party under the UCC as in effect in any relevant jurisdiction and also shall be entitled, without limitation, to exercise the following rights, which each Pledgor hereby agrees to be commercially reasonable:

                  (i) to receive all amounts payable in respect of the Collateral otherwise payable under Section 6 hereof to the respective Pledgor;

                  (ii) to transfer all or any part of the Collateral into the Pledgee's name or the name of its nominee or nominees;

                  (iii) to accelerate any Pledged Note which may be accelerated in accordance with its terms, and take any other lawful action to collect upon any Pledged Note (including, without limitation, to make any demand for payment thereon);

                  (iv) to vote (and exercise all rights and powers in respect of voting) all or any part of the Collateral (whether or not transferred into the name of the Pledgee) and give all consents, waivers and ratifications in respect of the Collateral and otherwise act with respect thereto as though it were the outright owner thereof (each Pledgor hereby irrevocably constituting and appointing the Pledgee the proxy and attorney-in-fact of such Pledgor, with full power of substitution to do so);

                  (v) at any time and from time to time to sell, assign and deliver, or grant options to purchase, all or any part of the Collateral, or any interest therein, at any public or private sale, without demand of performance, advertisement or, notice of intention to sell or of the time or place of sale or adjournment thereof or to redeem or otherwise purchase or dispose (all of which are hereby waived by each Pledgor), for cash, on credit or for other property, for immediate or future delivery without any assumption of credit risk, and for such price or prices and on such terms as the Pledgee in its absolute discretion may determine, provided at least 10 days' written notice of the time and place of any such sale shall be given to the respective Pledgor. The Pledgee shall not be obligated to make any such sale of Collateral regardless of whether any such notice of sale has theretofore been given. Each Pledgor hereby waives and releases to the fullest extent permitted by law any right or equity of redemption with respect to the Collateral, whether before or after sale hereunder, and all rights, if any, of marshalling the Collateral and any other security or the Obligations or otherwise. At any such sale, unless prohibited by applicable law, the Pledgee on behalf of the Secured Creditors may bid for and purchase all or any part of the Collateral so sold free from any such right or equity of redemption. Neither the Pledgee nor any other Secured Creditor shall be liable for failure to collect or realize upon any or all of the Collateral or for any delay in so doing nor shall any of them be under any obligation to take any action whatsoever with regard thereto; and

                  (vi) to set off any and all Collateral against any and all Obligations, and to withdraw any and all cash or other Collateral from any and all Collateral Accounts and to apply such cash and other Collateral to the payment of any and all Obligations.

                  (b) If there shall have occurred and be continuing a Specified Default, then and in every such case but subject to the terms of the Intercreditor Agreement, the Pledgee shall be entitled to vote (and exercise all rights and powers in respect of voting) all or any part of the Collateral (whether or not transferred into the name of the Pledgee) and give all consents, waivers and ratifications in respect of the Collateral and otherwise act with respect thereto as though it were the outright owner thereof (each Pledgor hereby irrevocably constituting and appointing the Pledgee the proxy and attorney-in-fact of such Pledgor, with full power of substitution to do
so).

                  8. REMEDIES, CUMULATIVE, ETC. Each and every right, power and remedy of the Pledgee provided for in this Agreement or in any other Secured Debt Agreement (including, without limitation, the Intercreditor Agreement), or now or hereafter existing at law or in equity or by statute shall be cumulative and concurrent and shall be in addition to every other such right, power or remedy. The exercise or beginning of the exercise by the Pledgee or any other Secured Creditor of any one or more of the rights, powers or remedies provided for in this Agreement or any other Secured Debt Agreement (including, without limitation, the Intercreditor Agreement) or now or hereafter existing at law or in equity or by statute or otherwise shall not preclude the simultaneous or later exercise by the Pledgee or any other Secured Creditor of all such other rights, powers or remedies, and no failure or delay on the part of the Pledgee or any other Secured Creditor to exercise any such right, power or remedy shall operate as a waiver thereof. No notice to or demand on any Pledgor in any case shall entitle it to any other or further notice or demand in similar or other circumstances or constitute a waiver of any of the rights of the Pledgee or any other Secured Creditor to any other or further action in any circumstances without notice or demand. The Secured Creditors agree that this Agreement may be enforced only by the action of the Pledgee, in each case, acting upon the instructions of the Majority Noteholders, and that no other Secured Creditor shall have any right individually to seek to enforce or to enforce this Agreement or to realize upon the security to be granted hereby, it being understood and agreed that such rights and remedies may be exercised by the Pledgee for the benefit of the Secured Creditors upon the terms of this Agreement and the Security Agreement.

                  9. APPLICATION OF PROCEEDS. (a) All monies collected by the Pledgee upon any sale or other disposition of the Collateral pursuant to the terms of this Agreement, together with all other monies received by the Pledgee hereunder, shall be applied in the manner provided in the Security Agreement.

                  (b) It is understood and agreed that each Pledgor shall remain jointly and severally liable with respect to its Obligations to the extent of any deficiency between the amount of the proceeds of the Collateral pledged by it hereunder and the aggregate amount of such Obligations.

                  10. PURCHASERS OF COLLATERAL. Upon any sale of the Collateral by the Pledgee hereunder (whether by virtue of the power of sale herein granted, pursuant to judicial process or otherwise), the receipt of the Pledgee or the officer making such sale shall be a sufficient discharge to the purchaser or purchasers of the Collateral so sold, and such purchaser or purchasers shall not be obligated to see to the application of any part of the purchase money paid over to the Pledgee or such officer or be answerable in any way for the misapplication or nonapplication thereof.

                  11. INDEMNITY. Each Pledgor jointly and severally agrees (i) to indemnify, reimburse and hold harmless the Pledgee and each other Secured Creditor and their respective successors, assigns, employees, agents and affiliates (individually an "Indemnitee", and collectively, the "Indemnitees") from and against any and all obligations, damages, injuries, penalties, claims, demands, losses, judgments and liabilities (including, without limitation, liabilities for penalties) of whatsoever kind or nature, and (ii) to reimburse each Indemnitee for all reasonable costs, expenses and disbursements, including reasonable attorneys' fees and expenses, in each case arising out of or resulting from this Agreement or the exercise by any Indemnitee of any right or remedy granted to it hereunder or under any other Secured Debt Agreement (but excluding any obligations, damages, injuries, penalties, claims, demands, losses, judgments and liabilities (including, without limitation, liabilities for penalties) or expenses of whatsoever kind or nature to the extent incurred or arising by reason of gross negligence or willful misconduct of such Indemnitee (as determined by a court of competent jurisdiction in a final and non-appealable decision)). In no event shall the Pledgee hereunder be liable, in the absence of gross negligence or willful misconduct on its part (as determined by a court of competent jurisdiction in a final and non-appealable decision), for any matter or thing in connection with this Agreement other than to account for monies or other property actually received by it in accordance with the terms hereof. If and to the extent that the obligations of any Pledgor under this Section 11 are unenforceable for any reason, such Pledgor hereby agrees to make the maximum contribution to the payment and satisfaction of such obligations which is permissible under applicable law. The indemnity obligations of each Pledgor contained in this Section 11 shall continue in full force and effect notwithstanding the full payment of all the Second-Lien Notes issued under the Second-Lien Note Indenture and the payment of all other Obligations and notwithstanding the discharge thereof.

                  12. PLEDGEE NOT A PARTNER OR LIMITED LIABILITY COMPANY MEMBER. (a) Nothing herein shall be construed to make the Pledgee or any other Secured Creditor liable as a member of any limited liability company or as a partner of any partnership and neither the Pledgee nor any other Secured Creditor by virtue of this Agreement or otherwise (except as referred to in the following sentence) shall have any of the duties, obligations or liabilities of a member of any limited liability company or as a partner in any partnership. The parties hereto expressly agree that, unless the Pledgee shall become the absolute owner of Collateral consisting of a Limited Liability Company Interest or a Partnership Interest pursuant hereto, this Agreement shall not be construed as creating a partnership or joint venture among the Pledgee, any other Secured Creditor, any Pledgor and/or any other Person.

                  (b) Except as provided in the last sentence of paragraph (a) of this Section 12, the Pledgee, by accepting this Agreement, did not intend to become a member of any limited liability company or a partner of any partnership or otherwise be deemed to be a co-venturer with respect to any Pledgor, any limited liability company, partnership and/or any other Person either before or after an Event of Default shall have occurred. The Pledgee shall have only those powers set forth herein and the Secured Creditors shall assume none of the duties, obligations or liabilities of a member of any limited liability company or as a partner of any partnership or any Pledgor except as provided in the last sentence of paragraph (a) of this Section 12.

                  (c) The Pledgee and the other Secured Creditors shall not be obligated to perform or discharge any obligation of any Pledgor as a result of the pledge hereby effected.

                  (d) The acceptance by the Pledgee of this Agreement, with all the rights, powers, privileges and authority so created, shall not at any time or in any event obligate the Pledgee or any other Secured Creditor to appear in or defend any action or proceeding relating to the Collateral to which it is not a party, or to take any action hereunder or thereunder, or to expend any money or incur any expenses or perform or discharge any obligation, duty or liability under the Collateral.

                  13. FURTHER ASSURANCES; POWER-OF-ATTORNEY. (a) Each Pledgor agrees that it will join with the Pledgee in executing and, at such Pledgor's own expense, file and refile under the UCC or other applicable law such financing statements, continuation statements and other documents, in form reasonably acceptable to the Pledgee, in such filing offices as may be reasonably necessary or appropriate (to the extent not inconsistent with the Intercreditor Agreement) and wherever required or permitted by law in order to perfect and preserve the Pledgee's security interest in the Collateral hereunder and hereby authorizes the Pledgee to file financing statements and amendments thereto relative to all or any part of the Collateral (including, without limitation, (x) financing statements which list the Collateral specifically and/or "all assets" as collateral and (y) "in lieu of" financing statements) without the signature of such Pledgor where permitted by law, and agrees to do such further acts and to execute and deliver to the Pledgee such additional conveyances, assignments, agreements and instruments as the Pledgee may reasonably require or deem advisable to carry into effect the purposes of this Agreement or to further assure and confirm unto the Pledgee its rights, powers and remedies hereunder or thereunder.

                  (b) Each Pledgor hereby constitutes and appoints the Pledgee its true and lawful attorney-in-fact, irrevocably, with full authority in the place and stead of such Pledgor and in the name of such Pledgor or otherwise, from time to time after the occurrence and during the continuance of an Event of Default, in the Pledgee's discretion, to act, require, demand, receive and give acquittance for any and all monies and claims for monies due or to become due to such Pledgor under or arising out of the Collateral, to endorse any checks or other instruments or orders in connection therewith and to file any claims or take any action or institute any proceedings and to execute any instrument which the Pledgee may deem necessary or advisable to accomplish the purposes of this Agreement, which appointment as attorney is coupled with an interest.

                  14. THE PLEDGEE AS SECOND-LIEN COLLATERAL AGENT. Subject to the terms of the Intercreditor Agreement, the Pledgee will hold in accordance with this Agreement all items of the Collateral at any time received under this Agreement. It is expressly understood, acknowledged and agreed by each Secured Creditor that by accepting the benefits of this Agreement each such Secured Creditor acknowledges and agrees that the obligations of the Pledgee as holder of the Collateral and interests therein and with respect to the disposition thereof, and otherwise under this Agreement, are only those expressly set forth in this Agreement and in Article IV of the Second-Lien Note Indenture. The Pledgee shall act hereunder on the terms and conditions set forth herein and in the Second-Lien Note Indenture.

                  15. TRANSFER BY THE PLEDGORS. Except as permitted (i) prior to the date all Second-Lien Note Document Obligations have been paid in full pursuant to the Second-Lien Note Indenture, and (ii) thereafter, pursuant to the other Secured Debt Agreements, no Pledgor will sell or otherwise dispose of, grant any option with respect to, or mortgage, pledge or otherwise encumber any of the Collateral or any interest therein.

                  16. REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE PLEDGORS. (a) Each Pledgor represents, warrants and covenants as to itself and each of its Subsidiaries that:

                  (i) it is the legal, beneficial and record owner of, and has good and marketable title to, all of its Collateral consisting of one or more Securities, Partnership Interests and Limited Liability Company Interests and that it has sufficient interest in all of its Collateral in which a security interest is purported to be created hereunder for such security interest to attach (subject, in each case, to no pledge, lien, mortgage, hypothecation, security interest, charge, option, Adverse Claim or other encumbrance whatsoever, except the liens and security interests created by this Agreement or permitted under the Secured Debt Agreements);

                  (ii) it has full power, authority and legal right to pledge all the Collateral pledged by it pursuant to this Agreement;

                  (iii) this Agreement has been duly authorized, executed and delivered by such Pledgor and constitutes a legal, valid and binding obligation of such Pledgor enforceable against such Pledgor in accordance with its terms, except to the extent that the enforceability thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors' rights generally and by general equitable principles (regardless of whether enforcement is sought in equity or at law);

                  (iv) except to the extent already obtained or made, no consent of any other party (including, without limitation, any stockholder, partner, member or creditor of such Pledgor or any of its Subsidiaries) and no consent, license, permit, approval or authorization of, exemption by, notice or report to, or registration, filing or declaration with, any governmental authority is required to be obtained by such Pledgor in connection with (a) the execution, delivery or performance of this Agreement by such Pledgor, (b) the validity or enforceability of this Agreement against such Pledgor (except as set forth in clause (iii) above), (c) the perfection or enforceability of the Pledgee's security interest in such Pledgor's Collateral or (d) except for compliance with or as may be required by applicable securities laws, the exercise by the Pledgee of any of its rights or remedies provided herein;

                  (v) neither the execution, delivery or performance by such Pledgor of this Agreement, or any other Secured Debt Agreement to which it is a party, nor compliance by it with the terms and provisions hereof and thereof nor the consummation of the transactions contemplated therein: (i) will contravene any provision of any applicable law, statute, rule or regulation, or any applicable order, writ, injunction or decree of any court, arbitrator or governmental instrumentality, domestic or foreign, applicable to such Pledgor; (ii) will conflict or be inconsistent with or result in any breach of any of the terms, covenants, conditions or provisions of, or constitute a default under, or result in the creation or imposition of (or the obligation to create or impose) any Lien (except pursuant to the Security Documents) upon any of the properties or assets of such Pledgor or any of its Subsidiaries pursuant to the terms of any indenture, material lease, material mortgage, material deed of trust, credit agreement, loan agreement or any other material agreement, contract or other instrument to which such Pledgor or any of its Subsidiaries is a party or is otherwise bound, or by which it or any of its properties or assets is bound or to which it may be subject; or
         (iii) will violate any provision of the certificate of incorporation, by-laws, certificate of partnership, partnership agreement, certificate of formation or limited liability company agreement (or equivalent organizational documents), as the case may be, of such Pledgor or any of its Subsidiaries;

                  (vi) all of such Pledgor's Collateral (consisting of Securities, Limited Liability Company Interests and Partnership Interests) has been duly and validly issued, is fully paid and non-assessable and is subject to no options to purchase or similar rights;

                  (vii) each of such Pledgor's Pledged Notes constitutes, or when executed by the obligor thereof will constitute, the legal, valid and binding obligation of such obligor, enforceable in accordance with its terms, except to the extent that the enforceability thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors' rights generally and by general equitable principles (regardless of whether enforcement is sought in equity or at law);

                  (viii) the pledge, collateral assignment and delivery to the Pledgee of such Pledgor's Collateral consisting of Certificated Securities and Pledged Notes pursuant to this Agreement creates a valid and perfected second priority security interest in such Certificated Securities and Pledged Notes (subject in priority to the Lien of the First-Lien Collateral Agent in accordance with the terms of the Intercreditor Agreement), and the proceeds thereof, subject to no prior Lien or encumbrance or to any agreement purporting to grant to any third party a Lien or encumbrance on the property or assets of such Pledgor which would include the Securities (other than the liens and security interests permitted under the Secured Debt Agreements then in effect) and the Pledgee is entitled to all the rights, priorities and benefits afforded by the UCC or other relevant law as enacted in any relevant jurisdiction to perfect security interests in respect of such Collateral; and

                  (ix) "control" (as defined in Section 8-106 of the UCC) has been obtained by the Pledgee over all of such Pledgor's Collateral consisting of Securities (including, without limitation, Notes which are Securities) with respect to which such "control" may be obtained pursuant to Section 8-106 of the UCC, except to the extent that the obligation of the applicable Pledgor to provide the Pledgee with "control" of such Collateral has not yet arisen under this Agreement; provided that in the case of the Pledgee obtaining "control" over Collateral consisting of a Security Entitlement, such Pledgor shall have taken all steps in its control so that the Pledgee obtains "control" over such Security Entitlement.

                  (b) Each Pledgor covenants and agrees that it will defend the Pledgee's right, title and security interest in and to such Pledgor's Collateral and the proceeds thereof against the claims and demands of all persons whomsoever; and each Pledgor covenants and agrees that it will have like title to and right to pledge any other property at any time hereafter pledged to the Pledgee by such Pledgor as Collateral hereunder and will likewise defend the right thereto and security interest therein of the Pledgee and the other Secured Creditors.

                  (c) Each Pledgor covenants and agrees that it will take no action which would violate any of the terms of any Secured Debt Agreement.

                  (d) Each Pledgor hereby authorizes the Pledgee to make duplicate filings as if such Pledgor is a Transmitting Utility, or alternatively, as if such Pledgor is a Person which is not a Transmitting Utility.

                  17. LEGAL NAMES; TYPE OF ORGANIZATION (AND WHETHER A REGISTERED ORGANIZATION); JURISDICTION OF ORGANIZATION; LOCATION; ORGANIZATIONAL IDENTIFICATION NUMBERS; CHANGES THERETO; ETC. The exact legal name of each Pledgor, the type of organization of such Pledgor, whether or not such Pledgor is a Registered Organization, the jurisdiction of organization of such Pledgor, such Pledgor's Location, the organizational identification number (if any) of each Pledgor is listed on Annex A hereto for such Pledgor. No Pledgor shall change its legal name, its type of organization, its status as a Registered Organization (in the case of a Registered Organization), its jurisdiction of organization, its Location, or its organizational identification number (if any), except that any such changes shall be permitted (so long as not in violation of the applicable requirements of the Secured Debt Agreements and so long as same do not involve (x) a Registered Organization ceasing to constitute same or (y) any Pledgor changing its jurisdiction of organization or Location from the United States or a State thereof to a jurisdiction of organization or Location, as the case may be, outside the United States or a State thereof) if (i) it shall have given to the Second-Lien Collateral Agent not less than 15 days' prior written notice of each change to the information listed on Annex A (as adjusted for any subsequent changes thereto previously made in accordance with this sentence), together with a supplement to Annex A which shall correct all information contained therein for such Pledgor, and (ii) in connection with the respective such change or changes, it shall have taken all action reasonably necessary to maintain the security interests of the Second-Lien Collateral Agent in the Collateral intended to be granted hereby at all times fully perfected and in full force and effect; provided that such actions shall not violate the lien priority or any other provisions contained in the Intercreditor Agreement. In addition, to the extent that any Pledgor does not have an organizational identification number on the date hereof and later obtains one, such Pledgor shall promptly thereafter deliver a notification of the Second-Lien Collateral Agent of such organizational identification number and shall take all actions reasonably necessary to maintain the security interest of the Second-Lien Collateral Agent in the Collateral intended to be granted hereby fully perfected and in full force and effect; provided that such actions shall not violate the lien priority or any other provisions contained in the Intercreditor Agreement.

                  18. PLEDGORS' OBLIGATIONS ABSOLUTE, ETC. The obligations of each Pledgor under this Agreement shall be absolute and unconditional and shall remain in full force and effect without regard to, and shall not be released, suspended, discharged, terminated or otherwise affected by, any circumstance or occurrence whatsoever (other than termination of this Agreement pursuant to Section 20 hereof), including, without limitation:

                  (i) any renewal, extension, amendment or modification of, or addition or supplement to or deletion from any Secured Debt Agreement (other than this Agreement in accordance with its terms), or any other instrument or agreement referred to therein, or any assignment or transfer of any thereof;

                  (ii) any waiver, consent, extension, indulgence or other action or inaction under or in respect of any such agreement or instrument including, without limitation, this Agreement (other than a waiver, consent or extension with respect to this Agreement in accordance with its terms);

                  (iii) any furnishing of any additional security to the Pledgee or its assignee or any acceptance thereof or any release of any security by the Pledgee or its assignee;

                  (iv) any limitation on any party's liability or obligations under any such instrument or agreement or any invalidity or unenforceability, in whole or in part, of any such instrument or agreement or any term thereof; or

                  (v) any bankruptcy, insolvency, reorganization, composition, adjustment, dissolution, liquidation or other like proceeding relating to any Pledgor or any Subsidiary of any Pledgor, or any action taken with respect to this Agreement by any trustee or receiver, or by any court, in any such proceeding, whether or not such Pledgor shall have notice or knowledge of any of the foregoing.

                  19. SALE OF COLLATERAL WITHOUT REGISTRATION. Subject to the terms of the Intercreditor Agreement:

                  (a) If an Event of Default shall have occurred and be continuing and any Pledgor shall have received from the Pledgee a written request or requests that such Pledgor cause any registration, qualification or compliance under any federal or state securities law or laws to be effected with respect to all or any part of the Collateral consisting of Securities, Limited Liability Company Interests or Partnership Interests, such Pledgor as soon as practicable and at its expense will use its best efforts to cause such registration to be effected (and be kept effective) and will use its best efforts to cause such qualification and compliance to be effected (and be kept effective) as may be so requested and as would permit or facilitate the sale and distribution of such Collateral consisting of Securities, Limited Liability Company Interests or Partnership Interests, including, without limitation, registration under the Securities Act, as then in effect (or any similar statute then in effect), appropriate qualifications under applicable blue sky or other state securities laws and appropriate compliance with any other governmental requirements; provided, that the Pledgee shall furnish to such Pledgor such information regarding the Pledgee or any other Secured Creditor as such Pledgor may request in writing and as shall be required in connection with any such registration, qualification or compliance. Each Pledgor will cause the Pledgee to be kept reasonably advised in writing as to the progress of each such registration, qualification or compliance and as to the completion thereof, will furnish to the Pledgee such number of prospectuses, offering circulars and other documents incident thereto as the Pledgee from time to time may reasonably request, and will indemnify, to the extent permitted by law, the Pledgee and all other Secured Creditors participating in the distribution of such Collateral consisting of Securities, Limited Liability Company Interests or Partnership Interests against all claims, losses, damages and liabilities caused by any untrue statement (or alleged untrue statement) of a material fact contained therein (or in any related registration statement, notification or the like) or by any omission (or alleged omission) to state therein (or in any related registration statement, notification or the like) a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as the same may have been caused by an untrue statement or omission based upon information furnished in writing to such Pledgor by the Pledgee or such other Secured Creditor expressly for use therein.

                  (b) If at any time when the Pledgee (at the written direction of the Holders of the Notes in accordance with the Second-Lien Note Indenture, upon such direction which the Pledgee shall conclusively rely) shall determine to exercise its right to sell all or any part of the Collateral consisting of Securities, Limited Liability Company Interests or Partnership Interests pursuant to Section 7 hereof, and such Collateral or the part thereof to be sold shall not, for any reason whatsoever, be effectively registered under the Securities Act, as then in effect, the Pledgee may, in its sole and absolute discretion, sell such Collateral or part thereof by private sale in such manner and under such circumstances as the Pledgee may deem necessary or advisable in order that such sale may legally be effected without such registration. Without limiting the generality of the foregoing, in any such event the Pledgee, in its sole and absolute discretion (i) may proceed to make such private sale notwithstanding that a registration statement for the purpose of registering such Collateral or part thereof shall have been filed under such Securities Act, (ii) may approach and negotiate with a single possible purchaser to effect such sale, and (iii) may restrict such sale to a purchaser who will represent and agree that such purchaser is purchasing for its own account, for investment, and not with a view to the distribution or sale of such Collateral or part thereof. In the event of any such sale, the Pledgee shall incur no responsibility or liability for selling all or any part of the Collateral at a price which the Pledgee, in its sole and absolute discretion, may in good faith deem reasonable under the circumstances, notwithstanding the possibility that a substantially higher price might be realized if the sale were deferred until the registration as aforesaid.

                  20. TERMINATION; RELEASE. (a) On the Termination Date (as defined below), this Agreement shall terminate (provided that all indemnities set forth herein including, without limitation, in Section 11 hereof shall survive any such termination) and the Pledgee, at the request and expense of such Pledgor and at the written direction of the Holders of the Notes in accordance with the Second-Lien Note Indenture (upon such direction which the Pledgee shall conclusively rely), will execute and deliver to such Pledgor a proper instrument or instruments (including UCC termination statements) acknowledging the satisfaction and termination of this Agreement (including, without limitation, UCC termination statements and instruments of satisfaction, discharge and/or reconveyance), and will duly release from the security interest created hereby and assign, transfer and deliver to such Pledgor (without recourse and without any representation or warranty) such of the Collateral as may be in the possession of the Pledgee and as has not theretofore been sold or otherwise applied or released pursuant to this Agreement, together with any moneys at the time held by the Pledgee or any of its sub-agents hereunder and, with respect to any Collateral consisting of an Uncertificated Security, a Partnership Interest or a Limited Liability Company Interest (other than an Uncertificated Security, Partnership Interest or Limited Liability Company Interest credited on the books of a Clearing Corporation or Securities Intermediary), a termination of the agreement relating thereto executed and delivered by the issuer of such Uncertificated Security pursuant to Section 3.2(a)(ii) or by the respective partnership or limited liability company pursuant to Section 3.2(a)(iv)(2). As used in this Agreement, "Termination Date" shall mean the date upon which all Second-Lien Notes under the Second-Lien Note Indenture have been repaid in full and all other Obligations (other than indemnities described in Section 11 hereof and described in Sections 3.4, 8.6 and elsewhere of the Second-Lien Note Indenture, and any other indemnities set forth in any other Security Documents, in each case which are not then due and payable) then due and payable have been paid in full.

                  (b) In the event that any part of the Collateral is sold or otherwise disposed of (to a Person other than a Credit Party) (x) at any time prior to the time at which all Second-Lien Note Document Obligations have been paid in full, in connection with a sale or disposition permitted by the Second-Lien Note Indenture or is otherwise released at the direction of the Majority Noteholders (or all the Noteholders if required by the Second-Lien
Note Indenture) or (y) at any time thereafter, to the extent permitted by the other Secured Debt Agreements, and in the case of clauses (x) and (y), the proceeds of such sale or disposition (or from such release) are applied in accordance with the terms of the Second-Lien Note Indenture or such other Secured Debt Agreement, as the case may be, to the extent required to be so applied, the Pledgee, at the request and expense of such Pledgor, will duly release from the security interest created hereby (and will execute and deliver such documentation, including termination or partial release statements and the like in connection therewith) and assign, transfer and deliver to such Pledgor (without recourse and without any representation or warranty) such of the Collateral as is then being (or has been) so sold or released and as may be in the possession of the Pledgee (or, in the case of Collateral held by any sub-agent designated pursuant to Section 4 hereto, such sub-agent) and has not theretofore been released pursuant to this Agreement.

                  (c) At any time that any Pledgor desires that Collateral be released as provided in the foregoing Section 20(a) or (b), it shall deliver to the Pledgee (and the relevant sub-agent, if any, designated pursuant to Section 4 hereof) a certificate signed by an authorized officer of such Pledgor stating that the release of the respective Collateral is permitted pursuant to Section 20(a) or (b) hereof. If reasonably requested by the Pledgee (although the Pledgee shall have no obligation to make any such request), the relevant Pledgor shall furnish appropriate legal opinions (from counsel, reasonably acceptable to the Pledgee) to the effect set forth in the immediately preceding sentence.

                  (d) The Pledgee shall have no liability whatsoever to any other Secured Creditor as the result of any release of Collateral by it in accordance with (or which the Second-Lien Collateral Agent in the absence of gross negligence and willful misconduct believes to be in accordance with) this
Section 20.

                  21. NOTICES, ETC. Except as otherwise specified herein, all notices, requests, demands or other communications to or upon the respective parties hereto shall be sent or delivered by mail, telegraph, telex, telecopy, cable or courier service and all such notices and communications shall, when mailed, telegraphed, telexed, telecopied, or cabled or sent by courier, be effective when deposited in the mails, delivered to the telegraph company, cable company or overnight courier, as the case may be, or sent by telex or telecopier, except that notices and communications to the Pledgee or any Pledgor shall not be effective until received by the Pledgee or such Pledgor, as the case may be. All notices and other communications shall be in writing and addressed as follows:

                  (a) if to any Pledgor, at its address set forth opposite its signature below;

                  (b) if to the Pledgee, at:

                           HSBC Bank USA, National Association
                           452 Fifth Avenue
                           New York, New York 10018
                           Attention:  Corporate Trust
                           Telecopier No.:  (212) 525-1300

                  (c) if to any Secured Creditor, either (x) to the Second-Lien Collateral Agent, at the address of the Second-Lien Collateral Agent specified in the Second-Lien Note Indenture, or (y) at such address as such Secured Creditor shall have specified in the Second-Lien Note Indenture;

or at such other address or addressed to such other individual as shall have been furnished in writing by any Person described above to the party required to give notice hereunder.

                  22. WAIVER; AMENDMENT. Except as contemplated by the Intercreditor Agreement and as provided in Sections 30 and 32 hereof, none of the terms and conditions of this Agreement may be changed, waived, modified or varied in any manner whatsoever except in accordance with the requirements specified in the Security Agreement.

                  23. SUCCESSORS AND ASSIGNS. This Agreement shall create a continuing security interest in the Collateral and shall (i) remain in full force and effect, subject to release and/or termination as set forth in Section 20, (ii) be binding upon each Pledgor, its successors and assigns; provided, however, that no Pledgor shall assign any of its rights or obligations hereunder without the prior written consent of the Pledgee (with the prior written consent of the Majority Noteholders, upon which the Pledgee may rely), and (iii) inure, together with the rights and remedies of the Pledgee hereunder, to the benefit of the Pledgee, the other Secured Creditors and their respective successors, transferees and assigns. All agreements, statements, representations and warranties made by each Pledgor herein or in any certificate or other instrument delivered by such Pledgor or on its behalf under this Agreement shall be considered to have been relied upon by the Secured Creditors and shall survive the execution and delivery of this Agreement and the other Secured Debt Agreements regardless of any investigation made by the Secured Creditors or on their behalf.

                  24. HEADINGS DESCRIPTIVE. The headings of the several Sections of this Agreement are inserted for convenience only and shall not in any way affect the meaning or construction of any provision of this Agreement.

                  25. GOVERNING LAW; SUBMISSION TO JURISDICTION; VENUE; WAIVER OF JURY TRIAL. (a) THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE LAW OF THE STATE OF NEW YORK. ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT OR ANY OTHER SECOND-LIEN NOTE DOCUMENT MAY BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK OR OF THE UNITED STATES FOR THE SOUTHERN DISTRICT OF NEW YORK, IN EACH CASE WHICH ARE LOCATED IN THE COUNTY OF NEW YORK, AND, BY EXECUTION AND DELIVERY OF THIS AGREEMENT, EACH PLEDGOR HEREBY IRREVOCABLY ACCEPTS FOR ITSELF AND IN RESPECT OF ITS PROPERTY, GENERALLY AND UNCONDITIONALLY, THE NON-EXCLUSIVE JURISDICTION OF THE AFORESAID COURTS. EACH PLEDGOR HEREBY FURTHER IRREVOCABLY WAIVES ANY CLAIM THAT ANY SUCH COURTS LACK PERSONAL JURISDICTION OVER SUCH PLEDGOR, AND AGREES NOT TO PLEAD OR CLAIM IN ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT OR ANY OTHER SECOND-LIEN NOTE DOCUMENT BROUGHT IN ANY OF THE AFORESAID COURTS THAT ANY SUCH COURT LACKS PERSONAL JURISDICTION OVER SUCH PLEDGOR. EACH PLEDGOR FURTHER IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS OUT OF ANY OF THE AFOREMENTIONED COURTS IN ANY SUCH ACTION OR PROCEEDING BY THE MAILING OF COPIES THEREOF BY REGISTERED OR CERTIFIED MAIL, POSTAGE PREPAID, TO ANY SUCH PLEDGOR AT ITS ADDRESS FOR NOTICES AS PROVIDED IN SECTION 21 ABOVE, SUCH SERVICE TO BECOME EFFECTIVE 30 DAYS AFTER SUCH MAILING. EACH PLEDGOR HEREBY IRREVOCABLY WAIVES ANY OBJECTION TO SUCH SERVICE OF PROCESS AND FURTHER IRREVOCABLY WAIVES AND AGREES NOT TO PLEAD OR CLAIM IN ANY ACTION OR PROCEEDING COMMENCED HEREUNDER OR UNDER ANY OTHER SECOND-LIEN NOTE DOCUMENT THAT SUCH SERVICE OF PROCESS WAS IN ANY WAY INVALID OR INEFFECTIVE. NOTHING HEREIN SHALL AFFECT THE RIGHT OF THE PLEDGEE UNDER THIS AGREEMENT, OR ANY SECURED CREDITOR, TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR TO COMMENCE LEGAL PROCEEDINGS OR OTHERWISE PROCEED AGAINST ANY PLEDGOR IN ANY OTHER JURISDICTION.

                  (b) EACH PLEDGOR HEREBY IRREVOCABLY WAIVES ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY OF THE AFORESAID ACTIONS OR PROCEEDINGS ARISING OUT OF OR IN CONNECTION WITH THIS AGREEMENT OR ANY OTHER SECOND-LIEN NOTE DOCUMENT BROUGHT IN THE COURTS REFERRED TO IN CLAUSE (a) ABOVE AND HEREBY FURTHER IRREVOCABLY WAIVES AND AGREES NOT TO PLEAD OR CLAIM IN ANY SUCH COURT THAT ANY SUCH ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.

                  (c) EACH OF THE PARTIES TO THIS AGREEMENT HEREBY IRREVOCABLY WAIVES ALL RIGHT TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS AGREEMENT, THE OTHER SECOND-LIEN NOTE DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY.

                  26. PLEDGOR'S DUTIES. It is expressly agreed, anything herein contained to the contrary notwithstanding, that each Pledgor shall remain liable to perform all of the obligations, if any, assumed by it with respect to the Collateral and the Pledgee shall not have any obligations or liabilities with respect to any Collateral by reason of or arising out of this Agreement, except for the safekeeping of Collateral actually in Pledgor's possession, nor shall the Pledgee be required or obligated in any manner to perform or fulfill any of the obligations of any Pledgor under or with respect to any Collateral.

                  27. COUNTERPARTS. This Agreement may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A set of counterparts executed by all the parties hereto shall be lodged with each Pledgor and the Pledgee.

                  28. SEVERABILITY. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

                  29. RECOURSE. This Agreement is made with full recourse to each Pledgor and pursuant to and upon all the representations, warranties, covenants and agreements on the part of such Pledgor contained herein and in the other Secured Debt Agreements and otherwise in writing in connection herewith or therewith.

                  30. ADDITIONAL PLEDGORS. It is understood and agreed that any Subsidiary of the Borrower that is required to become a party to this Agreement after the date hereof pursuant to the requirements of the Second-Lien Note Indenture or any other Second-Lien Note Document, shall become a Pledgor hereunder by (x) executing a counterpart hereof and delivering same to the Pledgee, (y) delivering supplements to Annexes A through G, hereto as are necessary to cause such annexes to be complete and accurate with respect to such additional Pledgor on such date and (z) taking all actions as specified in this Agreement as would have been taken by such Pledgor had it been an original party to this Agreement, in each case with all documents required above to be delivered to the Pledgee and with all documents and actions required above to be taken to the reasonable satisfaction of the Pledgee.

                  31. LIMITED OBLIGATIONS. It is the desire and intent of each Pledgor and the Secured Creditors that this Agreement shall be enforced against each Pledgor to the fullest extent permissible under the laws applied in each jurisdiction in which enforcement is sought. Notwithstanding anything to the contrary contained herein, in furtherance of the foregoing, it is noted that the obligations of each Pledgor constituting a Guarantor have been limited as provided in the Guarantee Agreement.

                  32. RELEASE OF PLEDGORS. If at any time all of the Equity Interests of any Pledgor owned by the Borrower or any of its Subsidiaries are sold (to a Person other than a Credit Party) in a transaction permitted pursuant to the Second-Lien Note Indenture (and which does not violate the terms of any other Secured Debt Agreement then in effect), then, such Pledgor shall be released as a Pledgor pursuant to this Agreement without any further action hereunder (it being understood that the sale of all of the Equity Interests in any Person that owns, directly or indirectly, all of the Equity Interests in any Pledgor shall be deemed to be a sale of all of the Equity Interests in such Pledgor for purposes of this Section), and the Pledgee is authorized and directed to execute and deliver such instruments of release as are reasonably satisfactory to it. At any time that the Borrower desires that a Pledgor be released from this Agreement as provided in this Section 32, the Borrower shall deliver to the Pledgee a certificate signed by a principal executive officer of the Borrower stating that the release of such Pledgor is permitted pursuant to this Section 32. If requested by Pledgee (although the Pledgee shall have no obligation to make any such request), the Borrower shall furnish legal opinions (from counsel acceptable to the Pledgee) to the effect set forth in the immediately preceding sentence. The Pledgee shall have no liability whatsoever to any other Secured Creditor as a result of the release of any Pledgor by it in accordance with, or which it believes to be in accordance with, this Section 32.

                  33. SECOND-LIEN COLLATERAL AGENT. (a) Appointment. The Second-Lien Trustee and each Noteholder, by accepting a Note, hereby irrevocably designates and appoints HSBC Bank USA, National Association as the Second-Lien Collateral Agent under this Agreement, the Guarantee Agreement and each other Security Document, and the Second-Lien Trustee and each such Noteholder irrevocably authorizes HSBC Bank USA, National Association as the Second-Lien Collateral Agent to take such actions on its behalf under the provisions of this Agreement, the Guarantee Agreement and each other Security Document to which the Second-Lien Trustee and the Second-Lien Collateral Agent (as the case may be) is a party and to exercise such powers and perform such duties as are expressly delegated to the Second-Lien Trustee and the Second-Lien Collateral Agent (as the case may be) by the terms of this Agreement, the Guarantee Agreement and each other Security Document to which the Second-Lien Trustee and the Second-Lien Collateral Agent (as the case may be) is a party, together with such other powers as are reasonably incidental thereto. Notwithstanding any provision to the contrary elsewhere in this Agreement, the Guarantee Agreement or in any other Security Document, the Second-Lien Collateral Agent shall not have any duties or responsibilities, except those expressly set forth herein, or any fiduciary relationship with any Noteholder or any other Person, and no implied covenants, functions, responsibilities, duties, obligations or liabilities on the part of the Second-Lien Collateral Agent and the Second-Lien Trustee shall be read into this Agreement or otherwise exist against the Second-Lien Collateral Agent and the Second-Lien Trustee. The provisions of this Section 33 are solely for the benefit of the Second-Lien Collateral Agent, the Second-Lien Trustee and the Noteholders, and the Pledgors shall not have any rights as a third party beneficiary or otherwise under any of the provisions hereof. In performing their respective functions and duties hereunder and under the other Security Documents to which the Second-Lien Collateral Agent is a party, the Second-Lien Collateral Agent shall act solely as an agent of the Second-Lien Trustee and the Noteholders and does not assume nor shall be deemed to have assumed any obligation or relationship of trust or agency with or for the Pledgors or any of their successors and assigns.

                  (b) Delegation of Duties. The Second-Lien Collateral Agent may execute any of its duties under this Agreement, the Guarantee Agreement or the other Security Documents to which the Second-Lien Collateral Agent is a party by or through receivers, agents or attorneys-in-fact and shall be entitled to advice of counsel concerning all matters pertaining to such duties. The Second-Lien Collateral Agent shall not be responsible for the negligence or misconduct of any receivers, agents or attorneys-in-fact selected by it with reasonable care.

                  (c) Exculpatory Provisions. The Second-Lien Collateral Agent shall not be (i) liable for any action lawfully taken or omitted to be taken by it or any Person described in Section 11.2 under or in connection with this Agreement, or any other Transaction Document or any other document or instrument referred to or provided for herein or therein (except for its or such Person's own gross negligence or willful misconduct if such Person was not selected with reasonable care), or (ii) responsible in any manner to any of the Noteholders, the Second-Lien Trustee or any other Person for any recitals, statements, representations or warranties made by any Pledgor contained in this Agreement or any other Transaction Document or in any certificate, report, statement or other document referred to or provided for in, or received under or in connection with, this Agreement or any other Transaction Document or for the value, validity, effectiveness, genuineness, enforceability or sufficiency of this Agreement, or any other Transaction Document or for any failure of any Pledgor to perform its obligations hereunder or thereunder. The Second-Lien Collateral Agent shall not be required to initiate or conduct any litigation or collection or other proceeding under this Agreement or any other Transaction Document. The Second-Lien Collateral Agent shall not be under any obligation to the Second-Lien Trustee or to any Noteholder to ascertain or to inquire as to the observance or performance of any of the agreements contained in, or conditions of, this Agreement or any other Transaction Document, or to inspect the properties, books or records of any Pledgor. The Second-Lien Collateral Agent shall have the right at any time to seek instructions from the Noteholders with respect to the administration of this Agreement, the Guarantee Agreement or the other Security Documents. Anything to the contrary notwithstanding, in no event shall the Second-Lien Collateral Agent be liable to any Person, under this Agreement or any other Transaction Document for special, punitive, indirect, consequential or incidental loss or damage of any kind whatsoever (including but not limited to lost profits), even if the Second-Lien Collateral Agent has been advised of the likelihood of such loss or damage.

                  (d) Reliance by Second-Lien Collateral Agent. The Second-Lien Collateral Agent shall be entitled to conclusively rely, and shall be fully protected in relying, upon any Note, writing, resolution, notice, consent, certificate, affidavit, letter, cablegram, telegram, telecopy, telex or teletype message, statement, order or other document or conversation believed by it to be genuine and correct and to have been signed, sent or made by the proper Person or Persons and upon advice and statements of legal counsel (including, without limitation, counsel to any Pledgor or Noteholder), independent accountants and other experts selected by the Second-Lien Collateral Agent with reasonable due care. The Second-Lien Collateral Agent shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture or other paper or document, delivered to the Second-Lien Collateral Agent hereunder or under the Transaction Documents. The Second-Lien Collateral Agent may deem and treat the payee of any Note as the owner thereof for all purposes unless the Second-Lien Collateral Agent shall have received an executed transfer instrument in respect thereof. The Second-Lien Collateral Agent shall have no liability for failing or refusing to take any action under this Agreement or any other Transaction Document unless it shall first receive such advice, direction, instruction or concurrence of the Majority Noteholders or the Noteholders as is required hereunder or it shall first be indemnified to its satisfaction by the Noteholders against any and all liability and expense which may be incurred by it by reason of taking or continuing to take any such action; and the Second-Lien Collateral Agent has the right to seek instructions from the Majority Noteholders before acting or electing not to act under this Agreement or any other Transaction Document. The Second-Lien Collateral Agent shall in all cases have no liability in acting, or in refraining from acting, under this Agreement and the other Transaction Documents in accordance with a direction or instruction of the Majority Noteholders, and such direction or instruction and any action taken or failure to act pursuant thereto shall be binding upon all of the Noteholders and all future holders of the Notes. This Section does not govern the relationship of the Pledgors and the Noteholders.

                  (e) Non-Reliance on Second-Lien Collateral Agent. Each Pledgor and Noteholder expressly acknowledges that the Second-Lien Collateral Agent, or any of its officers, directors, employees, agents, attorneys-in-fact or Affiliates has not made any representations or warranties to it and that no act by the Second-Lien Collateral Agent hereafter taken, including, without limitation, any review of the affairs of any Pledgor or Noteholder, shall be deemed to constitute any representation or warranty by the Second-Lien Collateral Agent.

                  (f) Second-Lien Collateral Agent in its Individual Capacity. The Second-Lien Collateral Agent and its Affiliates may make loans to, accept deposits from and generally engage in any kind of business with the Pledgors and Noteholders as though the Second-Lien Collateral Agent were not the collateral agent hereunder.

                  (g) Successor Second-Lien Collateral Agent. The Second-Lien Collateral Agent may resign as collateral agent upon thirty (30) days notice to the Borrower and the Noteholders and the Second-Lien Collateral Agent may be removed from its position as collateral agent at any time by the Noteholders. If the Second-Lien Collateral Agent shall resign as collateral agent under this Agreement or be removed pursuant to the preceding sentence, then the Majority Noteholders during such 30-day period shall appoint a successor collateral agent, and upon the acceptance by such successor collateral agent, the successor collateral agent shall succeed to the rights, powers and duties of the Second-Lien Collateral Agent and the term "Second-Lien Collateral Agent" shall mean such successor collateral agent, effective upon its appointment and acceptance, and the former Second-Lien Collateral Agent's rights, powers and duties as collateral agent shall then be terminated, without any other or further act or deed on the part of such former Second-Lien Collateral Agent or any of the parties to this Agreement or any Noteholders. After any retiring Second-Lien Collateral Agent's resignation hereunder as collateral agent, the provisions of this Section 33 and Section 11 shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Second-Lien Collateral Agent under this Agreement. If the Second-Lien Collateral Agent consolidates with, merges with or converts into, or transfers all or substantially all of its assets (including the administration of this Agreement and the other Transaction Documents) to, another Person, the resulting, surviving or transferee Person, without any further act, shall be the successor Second-Lien Collateral Agent.

                  (h) Actions by the Second-Lien Collateral Agent. In each case that the Second-Lien Collateral Agent may or is required hereunder, the Guarantee Agreement or any other Security Document to take any action (a "Collateral Agent Action"), including without limitation to make any determination or judgment, to give consents, to exercise rights, powers or remedies, to release or sell collateral or otherwise to act hereunder, under the Guarantee Agreement or under any other Security Document, the Second-Lien Collateral Agent may seek direction from the Majority Noteholders. The Second-Lien Collateral Agent shall not be liable with respect to any Collateral Agent Action taken or omitted to be taken by it in good faith in accordance with the direction from the Majority Noteholders. If the Second-Lien Collateral Agent shall request direction from the Majority Noteholders with respect to any Collateral Agent Action, the Second-Lien Collateral Agent shall be entitled to refrain from such Collateral Agent Action unless and until such Second-Lien Collateral Agent shall have received direction from the Majority Noteholders and the Second-Lien Collateral Agent shall not incur liability to any Person by reason of so refraining.

                  (i) Notwithstanding anything to the contrary in this Agreement or any other Transaction Document, in no event shall the Second-Lien Collateral Agent be responsible for, or have any duty or obligation with respect to, the recording, filing, registering, perfection, protection or maintenance of the security interests or Liens intended to be created by this Agreement or the other Security Documents (including without limitation any UCC financing or continuation statements or similar documents or instruments), nor shall the Second-Lien Collateral Agent be responsible for, and the Second-Lien Collateral Agent makes no representation regarding, the validity, effectiveness or priority of any of this Agreement, the Guarantee Agreement or the Security Documents or the security interests or Liens intended to be created hereby or thereby.

                  (ii) The Second-Lien Collateral Agent is hereby directed by the Noteholders to execute this Agreement, the Guarantee Agreement and the Security Documents as contemplated herein.

                  (iii) Whenever in the administration of this Agreement, the Guarantee Agreement or any Security Document, the Second-Lien Collateral Agent shall deem it necessary that a matter with respect to the Pledgors be provided or established prior to taking or suffering or omitting to take any act hereunder or thereunder, such matter (unless other evidence in respect thereof be herein or therein specifically prescribed) may, in the absence of gross negligence, bad faith or willful misconduct on the part of the Second-Lien Collateral Agent be deemed to be conclusively proved and established by an officers' certificate delivered by the applicable Pledgor to the Second-Lien Collateral Agent, and such certificate, in the absence of gross negligence, bad faith or willful misconduct on the part of the Second-Lien Collateral Agent, shall be full warrant to the Second-Lien Collateral Agent for any action taken, suffered or omitted to be taken by it under the provisions of this Agreement, the Guarantee Agreement or any Security Document upon the faith thereof.

                  (iv) Any direction, request, notice, consent or other action provided or permitted by this Agreement, the Guarantee Agreement or the Security Documents to be given, made or taken by the Noteholders may be embodied in or evidenced by one or more instruments of substantially similar tenor signed by the Noteholders in person or by and agent thereof duly appointed in writing; and such action, except as otherwise expressly provided herein, shall become effective when such instrument or instruments are delivered to the Second-Lien Collateral Agent. The fact and date of the execution of any such instrument or writing may be proved in any manner that the Second-Lien Collateral Agent deems sufficient. The holding of Notes shall be proved by the Note Register.

                  (v) Acceptance of Terms of Noteholders. Each Noteholder, by accepting a Note, agrees to all the terms and provisions set forth herein and in the Guarantee Agreement and the other Security Documents.

Notwithstanding anything to the contrary herein or in any other Secured Debt Agreement, the Second-Lien Collateral Agent and Second-Lien Trustee shall have no liability whatsoever to any Person party to any Secured Debt Agreement or to any other Person (including, without limitation, the Noteholders) for failing to perfect or failing to maintain perfection on any of the security interests granted hereby (including without limitation, filing any financing statements or continuation statements).

                  34. COMPLIANCE WITH LAWS. Each Pledgor agrees to use commercially reasonable efforts, including taking any action which the Pledgee and the Secured Creditors may reasonably request, to assist in obtaining any required consent or approval of the Federal Communications Commission (the "FCC") or any other governmental or other authority for any sale or transfer of control of the Collateral contemplated by the security documents pursuant to the exercise of the rights and remedies of the Pledgee and the Secured Creditors thereunder, including, upon request, to prepare, sign and file with the FCC the assignor's or transferor's and licensee's portions of any applications required under the rules of the FCC for consent to the assignment or transfer of control of any FCC construction permit, license or other authorization.

                  Each Pledgor further consents, subject to obtaining any necessary approvals, to the assignment or transfer of control of any FCC or other governmental construction permit, license, or other authorization to operate, to a receiver, trustee, or similar official or to any purchaser of the Collateral pursuant to any public or private sale, judicial sale, foreclosure, or exercise of other remedies available to Pledgee and the Secured Creditors as permitted by applicable law. Notwithstanding anything herein which may be construed to the contrary, no action shall be taken by any of the Second-Lien Collateral Agent and the Secured Creditors with respect to any license of the FCC unless and until any applicable rules and regulations thereunder, requiring the consent to or approval of such action by the FCC or any governmental or other authority, have been satisfied.

                  35. CONFLICTS; INTERCREDITOR AGREEMENT. Notwithstanding anything herein to the contrary, the lien and security interest granted to the Second-Lien Collateral Agent pursuant to this Agreement and the exercise of any right or remedy by the Second-Lien Collateral Agent hereunder are subject to the provisions of the Intercreditor Agreement. In the event of any conflict between the terms of the Intercreditor Agreement and this Agreement, the terms of the Intercreditor Agreement shall govern and control.

                                    * * * *

                  IN WITNESS WHEREOF, each Pledgor and the Pledgee have caused this Agreement to be executed by their duly elected officers duly authorized as of the date first above written.


Address:                                                      RCN CORPORATION, as an Assignor

105 Carnegie Center
Princeton, NJ 08540                                           By: /s/ Patrick T. Hogan
Tel: (609) 734-3700                                              ----------------------------------
Fax: (609) 734-3830                                              Name:  Patrick T. Hogan
Attention: Chief Financial Officer                               Title: Executive Vice President
                                                                        and Chief Financial Officer


Address:                                                      BRAINSTORM NETWORKS, INC., as a Guarantor

105 Carnegie Center
Princeton, NJ 08540                                           By: /s/ Patrick T. Hogan
Tel: (609) 734-3700                                              ----------------------------------
Fax: (609) 734-3830                                              Name:  Patrick T. Hogan
Attention: Chief Financial Officer                               Title: Executive Vice President
                                                                        and Chief Financial Officer


Address:                                                      HOT SPOTS PRODUCTIONS, INC., as a Guarantor

105 Carnegie Center
Princeton, NJ 08540                                           By: /s/ Patrick T. Hogan
Tel: (609) 734-3700                                              ----------------------------------
Fax: (609) 734-3830                                              Name:  Patrick T. Hogan
Attention: Chief Financial Officer                               Title: Executive Vice President
                                                                        and Chief Financial Officer


Address:                                                      ON TV, INC., as a Guarantor

105 Carnegie Center
Princeton, NJ 08540                                           By: /s/ Patrick T. Hogan
Tel: (609) 734-3700                                              ----------------------------------
Fax: (609) 734-3830                                              Name:  Patrick T. Hogan
Attention: Chief Financial Officer                               Title: Executive Vice President
                                                                        and Chief Financial Officer


Address:                                                      RCN-BECOCOM, LLC, as a Guarantor

105 Carnegie Center                                           By: RCN Telecom Services of Massachusetts, Inc.
Princeton, NJ 08540
Tel: (609) 734-3700                                               By: /s/ Patrick T. Hogan
Fax: (609) 734-3830                                                  ----------------------------------
Attention: Chief Financial Officer                                   Name:  Patrick T. Hogan
                                                                     Title: Executive Vice President
                                                                            and Chief Financial Officer


Princeton, NJ 08540                                           By: /s/ Patrick T. Hogan
Tel: (609) 734-3700                                              ----------------------------------
Fax: (609) 734-3830                                              Name:  Patrick T. Hogan
Attention: Chief Financial Officer                               Title: Executive Vice President
                                                                        and Chief Financial Officer


Address:                                                      RCN CABLE TV OF CHICAGO, INC., as a Guarantor

105 Carnegie Center
Princeton, NJ 08540                                           By: /s/ Patrick T. Hogan
Tel: (609) 734-3700                                              ----------------------------------
Fax: (609) 734-3830                                              Name:  Patrick T. Hogan
Attention: Chief Financial Officer                               Title: Executive Vice President
                                                                        and Chief Financial Officer


Address:                                                      RCN ENTERTAINMENT, INC., as a Guarantor

105 Carnegie Center
Princeton, NJ 08540                                           By: /s/ Patrick T. Hogan
Tel: (609) 734-3700                                              ----------------------------------
Fax: (609) 734-3830                                              Name:  Patrick T. Hogan
Attention: Chief Financial Officer                               Title: Executive Vice President
                                                                        and Chief Financial Officer


Address:                                                      RCN FINANCE, LLC, as a Guarantor

105 Carnegie Center                                           By: RCN Corporation, its managing member
Princeton, NJ 08540
Tel: (609) 734-3700                                               By: /s/ Patrick T. Hogan
Fax: (609) 734-3830                                                  ----------------------------------
Attention: Chief Financial Officer                                   Name:  Patrick T. Hogan
                                                                     Title: Executive Vice President
                                                                            and Chief Financial Officer


Address:                                                      RCN FINANCIAL MANAGEMENT, INC., as a Guarantor

105 Carnegie Center
Princeton, NJ 08540                                           By: /s/ Patrick T. Hogan
Tel: (609) 734-3700                                              ----------------------------------
Fax: (609) 734-3830                                              Name:  Patrick T. Hogan
Attention: Chief Financial Officer                               Title: Executive Vice President
                                                                        and Chief Financial Officer


Address:                                                      RCN INTERNATIONAL HOLDINGS, INC., as a Guarantor

105 Carnegie Center
Princeton, NJ 08540                                           By: /s/ Patrick T. Hogan
Tel: (609) 734-3700                                              ----------------------------------
Fax: (609) 734-3830                                              Name:  Patrick T. Hogan
Attention: Chief Financial Officer                               Title: Executive Vice President
                                                                        and Chief Financial Officer


Address:                                                      RCN INTERNET SERVICES, INC., as a Guarantor

105 Carnegie Center
Princeton, NJ 08540                                           By: /s/ Patrick T. Hogan
Tel: (609) 734-3700                                              ----------------------------------
Fax: (609) 734-3830                                              Name:  Patrick T. Hogan
Attention: Chief Financial Officer                               Title: Executive Vice President
                                                                        and Chief Financial Officer


Address:                                                      RCN TELECOM SERVICES, INC., as a Guarantor

105 Carnegie Center
Princeton, NJ 08540                                           By: /s/ Patrick T. Hogan
Tel: (609) 734-3700                                              ----------------------------------
Fax: (609) 734-3830                                              Name:  Patrick T. Hogan
Attention: Chief Financial Officer                               Title: Executive Vice President
                                                                        and Chief Financial Officer


Address:                                                      RCN TELECOM SERVICES OF ILLINOIS, LLC, as a Guarantor

105 Carnegie Center
Princeton, NJ 08540                                           By: /s/ Patrick T. Hogan
Tel: (609) 734-3700                                              ----------------------------------
Fax: (609) 734-3830                                              Name:  Patrick T. Hogan
Attention: Chief Financial Officer                               Title: Executive Vice President
                                                                        and Chief Financial Officer


Address:                                                      RCN TELECOM SERVICES OF MASSACHUSETTS, INC., as a
                                                                Guarantor
105 Carnegie Center
Princeton, NJ 08540                                           By: /s/ Patrick T. Hogan
Tel: (609) 734-3700                                              ----------------------------------
Fax: (609) 734-3830                                              Name:  Patrick T. Hogan
Attention: Chief Financial Officer                               Title: Executive Vice President
                                                                        and Chief Financial Officer


Address:                                                      RCN TELECOM SERVICES OF PHILADELPHIA, INC., as a
                                                                Guarantor
105 Carnegie Center
Princeton, NJ 08540                                           By: /s/ Patrick T. Hogan
Tel: (609) 734-3700                                              ----------------------------------
Fax: (609) 734-3830                                              Name:  Patrick T. Hogan
Attention: Chief Financial Officer                               Title: Executive Vice President
                                                                        and Chief Financial Officer


Address:                                                      RCN TELECOM SERVICES OF VIRGINIA, INC., as a Guarantor

105 Carnegie Center
Princeton, NJ 08540                                           By: /s/ Patrick T. Hogan
Tel: (609) 734-3700                                              ----------------------------------
Fax: (609) 734-3830                                              Name:  Patrick T. Hogan
Attention: Chief Financial Officer                               Title: Executive Vice President
                                                                        and Chief Financial Officer


Address:                                                      RCN TELECOM SERVICES OF WASHINGTON D.C., INC., as a
                                                                Guarantor
105 Carnegie Center
Princeton, NJ 08540                                           By: /s/ Patrick T. Hogan
Tel: (609) 734-3700                                              ----------------------------------
Fax: (609) 734-3830                                              Name:  Patrick T. Hogan
Attention: Chief Financial Officer                               Title: Executive Vice President
                                                                        and Chief Financial Officer


Address:                                                      RFM 2, LLC, as a Guarantor

105 Carnegie Center                                           By: RCN Corporation, its managing member
Princeton, NJ 08540
Tel: (609) 734-3700                                               By: /s/ Patrick T. Hogan
Fax: (609) 734-3830                                                  ----------------------------------
Attention: Chief Financial Officer                                   Name:  Patrick T. Hogan
                                                                     Title: Executive Vice President
                                                                            and Chief Financial Officer


Address:                                                      RLH PROPERTY CORPORATION, as a Guarantor

105 Carnegie Center
Princeton, NJ 08540                                           By: /s/ Patrick T. Hogan
Tel: (609) 734-3700                                              ----------------------------------
Fax: (609) 734-3830                                              Name:  Patrick T. Hogan
Attention: Chief Financial Officer                               Title: Executive Vice President
                                                                        and Chief Financial Officer


Address:                                                      TEC AIR, INC., as a Guarantor

105 Carnegie Center
Princeton, NJ 08540                                           By: /s/ Patrick T. Hogan
Tel: (609) 734-3700                                              ----------------------------------
Fax: (609) 734-3830                                              Name:  Patrick T. Hogan
Attention: Chief Financial Officer                               Title: Executive Vice President
                                                                        and Chief Financial Officer


Address:                                                      21ST CENTURY TELECOM SERVICES, INC., as a Guarantor

105 Carnegie Center
Princeton, NJ 08540                                           By: /s/ Patrick T. Hogan
Tel: (609) 734-3700                                              ----------------------------------
Fax: (609) 734-3830                                              Name:  Patrick T. Hogan
Attention: Chief Financial Officer                               Title: Executive Vice President
                                                                        and Chief Financial Officer


Address:                                                      UNET HOLDING, INC., as a Guarantor

105 Carnegie Center
Princeton, NJ 08540                                           By: /s/ Patrick T. Hogan
Tel: (609) 734-3700                                              ----------------------------------
Fax: (609) 734-3830                                              Name:  Patrick T. Hogan
Attention: Chief Financial Officer                               Title: Executive Vice President
                                                                        and Chief Financial Officer

Address:                                                      STARPOWER COMMUNICATIONS, LLC,
                                                                as a Guarantor
105 Carnegie Center
Princeton, NJ 08540
Attention: Chief Financial Officer
Tel: (609) 734-3700                                           By: /s/ Patrick T. Hogan
Fax: (609) 734-3830                                              ---------------------------------------
                                                                 Name:  Patrick T. Hogan
                                                                 Title: Manager

Accepted and Agreed to:                         Address:

HSBC BANK USA, NATIONAL ASSOCIATION,            452 Fifth Avenue
   as Second-Lien Collateral Agent              New York, New York 10018
   and Pledgee                                  Fax: (212) 525-1300


By: /s/ Frank J. Godino
   ---------------------------------
   Name:  Frank J. Godino
   Title: Vice President

                               Table of Contents

                                                                           Page


1. SECURITY FOR OBLIGATIONS....................................................2

2. DEFINITIONS.................................................................3

3. PLEDGE OF SECURITIES, ETC...................................................6

         3.1 Pledge............................................................6
         3.2 Procedures........................................................9
         3.3 Subsequently Acquired Collateral.................................11
         3.4 Transfer Taxes...................................................11
         3.5 Certain Representations and Warranties Regarding the Collateral..11

4. APPOINTMENT OF SUB-AGENTS; ENDORSEMENTS, ETC...............................12

5. VOTING, ETC., WHILE NO EVENT OF DEFAULT OR SPECIFIED DEFAULT...............12

6. DIVIDENDS AND OTHER DISTRIBUTIONS..........................................12

7. REMEDIES IN CASE OF AN EVENT OF DEFAULT OR A SPECIFIED DEFAULT.............13

8. REMEDIES, CUMULATIVE, ETC..................................................14

9. APPLICATION OF PROCEEDS....................................................15

10. PURCHASERS OF COLLATERAL..................................................15

11. INDEMNITY.................................................................15

12. PLEDGEE NOT A PARTNER OR LIMITED LIABILITY COMPANY MEMBER.................15

13. FURTHER ASSURANCES; POWER-OF-ATTORNEY.....................................16

14. THE PLEDGEE AS SECOND-LIEN COLLATERAL AGENT...............................17

15. TRANSFER BY THE PLEDGORS..................................................17

16. REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE PLEDGORS.................17

17. LEGAL NAMES; TYPE OF ORGANIZATION (AND WHETHER A REGISTERED ORGANIZATION); JURISDICTION OF ORGANIZATION; LOCATION; ORGANIZATIONAL IDENTIFICATION
    NUMBERS; CHANGES THERETO; ETC.............................................19

18. PLEDGORS' OBLIGATIONS ABSOLUTE, ETC.......................................20

19. SALE OF COLLATERAL WITHOUT REGISTRATION...................................20

20. TERMINATION; RELEASE......................................................22

21. NOTICES, ETC..............................................................23

22. WAIVER; AMENDMENT.........................................................23

23. SUCCESSORS AND ASSIGNS....................................................23

24. HEADINGS DESCRIPTIVE......................................................24

25. GOVERNING LAW; SUBMISSION TO JURISDICTION; VENUE; WAIVER OF JURY TRIAL....24

26. PLEDGOR'S DUTIES..........................................................25

27. COUNTERPARTS..............................................................25

28. SEVERABILITY..............................................................25

29. RECOURSE..................................................................25

30. ADDITIONAL PLEDGORS.......................................................25

31. LIMITED OBLIGATIONS.......................................................26

32. RELEASE OF PLEDGORS.......................................................26

33. SECOND-LIEN COLLATERAL AGENT..............................................26

34. COMPLIANCE WITH LAWS......................................................30

35. CONFLICTS; INTERCREDITOR AGREEMENT........................................31

ANNEX A  -  SCHEDULE OF LEGAL NAMES, TYPE OF ORGANIZATION,
            JURISDICTION OF ORGANIZATION, LOCATION AND ORGANIZATIONAL IDENTIFICATION NUMBERS
ANNEX B  -  SCHEDULE OF SUBSIDIARIES
ANNEX C  -  SCHEDULE OF STOCK
ANNEX D  -  SCHEDULE OF NOTES
ANNEX E  -  SCHEDULE OF LIMITED LIABILITY COMPANY INTERESTS
ANNEX F  -  SCHEDULE OF PARTNERSHIP INTERESTS
ANNEX G  -  SCHEDULE OF CHIEF EXECUTIVE OFFICES
ANNEX H  -  FORM OF AGREEMENT REGARDING UNCERTIFICATED SECURITIES, LIMITED
            LIABILITY COMPANY INTERESTS AND PARTNERSHIP INTERESTS